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                                                                EXHIBIT 10(i)(1)

                          AMENDED SUBLICENSE AGREEMENT

Amended agreement made this 23rd day of September, 1993 by and between U.S. Alcohol Testing of America, Inc. ("USAT") and U.S. Drug Testing, Inc. ("USD") each with executive offices at 10410 Trademark Street, Rancho Cucamonga, California 91730.

        WHEREAS, USAT is a party to a license agreement with the U.S. Department of the Navy dated January 24, 1992 granting USAT a partial exclusive patent license to products for drug testing in the United States and certain foreign countries; and

        WHEREAS, said license applies to the U.S. Government owned invention known as a Flow Immunosensor Method and Apparatus; and

        WHEREAS, USAT has organized a wholly owned subsidiary, USD to conduct research and development and to develop and enhance products for the detection of drugs of abuse; and

        WHEREAS, the parties are desirous of having USD assume all rights and undertake all obligations of USAT under the license agreement; and

        WHEREAS, this sublicense agreement will supersede the Agreement dated the second day of January, 1993 by and between USAT and USD;

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        NOW, for good and valuable consideration including the issuance of all outstanding USD shares to USAT and the execution of a management agreement between the parties;

        IT IS AGREED that USD, subject to the approval of the U.S. Department of Navy, will be the sole and exclusive sublicensee of USAT under the January 24, 1992 license agreement.

        IT IS FURTHER AGREED that this sublicense shall automatically be modified or terminated in whole or in part upon the modification or termination in whole or in part of the January 24, 1992 license, and that the Government retains rights of the type specified in Article VII of the January 24, 1992 license.


                                   U.S. ALCOHOL TESTING OF AMERICA INC.

                                   By:       /s/ James C. Witham
                                      ---------------------------------
                                                 James C. Witham

                                   Date: 9/23/93
                                        -------------------------------

                                   U.S. DRUG TESTING, INC.

                                   By:       /s/ Douglas Allen
                                      ---------------------------------
                                                 Douglas Allen

                                   Date: 9/23/93
                                        -------------------------------

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